Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents
Cash and cash equivalents

5 Cash and cash equivalents

Cash and cash equivalents of €5,994 million (€10,836 million at December 31, 2018) included financial assets with maturity generally of up to three months at the date of inception amounting to €3,984 million (€8,732 million at December 31, 2018) and mainly included short-term deposits in euro and U.S. dollars with financial institutions, having notice of more than 48 hours, to meet the Group’s short-term financing needs.

Restricted cash amounted to €198 million.

The average maturity of bank deposits in euro of €3,086 million was 9 days and the effective interest rate was a negative 0.22%; the average maturity of bank deposits in U.S. dollars of  €864 million was 8 days with an effective interest rate of 1.95%.